INTERCAPITAL INSURED MUNICIPAL INCOME TRUST           Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 1997           New York, New York 10048


DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Income Trust (IIM) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.

                             BOND YIELDS 1994-1997

                                                         INSURED MUNICIPAL
                    30-YEAR INSURED   30-YEAR U.S.        REVENUE YIELDS
                       MUNICIPAL        TREASURY       AS A PERCENTAGE OF U.S.
`                   REVENUE YIELDS       YIELDS           TREASURY YIELDS
                    --------------       ------           ---------------
December 1993            5.4 %            6.34%                85.17%
January 1994             5.4              6.24                 86.54
February 1994            5.8              6.66                 87.09
March 1994               6.4              7.09                 90.27
April 1994               6.35             7.32                 86.75
May 1994                 6.25             7.43                 84.12
June 1994                6.5              7.61                 85.41
July 1994                6.25             7.39                 84.57
August 1994              6.3              7.45                 84.56
September 1994           6.55             7.81                 83.87
October 1994             6.75             7.96                 84.8
November 1994            7                8                    87.5
December 1994            6.75             7.88                 85.66
January 1995             6.4              7.7                  83.12
February 1995            6.15             7.44                 82.66
March 1995               6.15             7.43                 82.77
April 1995               6.2              7.34                 84.47
May 1995                 5.8              6.66                 87.09
June 1995                6.1              6.62                 92.15
July 1995                6.1              6.86                 88.92
August 1995              6                6.66                 90.09
September 1995           5.95             6.48                 91.82
October 1995             5.75             6.33                 90.84
November 1995            5.5              6.14                 89.58
December 1996            5.35             5.94                 90.07
January 1996             5.4              6.03                 89.55
February 1996            5.60             6.46                 86.69
March 1996               5.85             6.66                 87.84
April 1996               5.95             6.89                 86.36
May 1996                 6.05             6.99                 86.55
June 1996                5.9              6.89                 85.63
July 1996                5.85             6.97                 83.93
August 1996              5.9              7.11                 82.98
September 1996           5.7              6.93                 82.25
October 1996             5.65             6.64                 85.09
November 1996            5.5              6.35                 86.61
December 1997            5.6              6.63                 84.46
January 1997             5.7              6.79                 83.95
February 1997            5.65             6.8                  83.09
March 1997               5.9              7.1                  83.1
April 1997               5.75             6.94                 82.85
May 1997                 5.65             6.91                 81.77
June 1997                5.6              6.78                 82.6
July 1997                5.3              6.3                  84
August 1997              5.5              6.61                 83
September 1997           5.4              6.4                  84.4
October 1997             5.35%            6.15%                86.9 %

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value
(NAV) improved from $13.86 to $14.69. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.78 per share, the Trust's total NAV return was 12.71 percent. IIM's market price on the New York Stock Exchange moved from $11.625 to $13.25 per share. Based on

LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

Mortgage .................................  9%
Water & Sewer ............................ 11%
Electric ................................. 18%
Hopsital ................................. 14%
General Obligation .......................  8%
*IDR/PCR ................................. 12%
All Others ............................... 28%

* Industrial Development/Pollution Control Revenue.

Portfolio Structure is subject to change.

CREDIT ENHANCEMENTS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

AMBAC .................................... 25%
MBIA ..................................... 38%
FSA ...................................... 13%
FGIC ..................................... 24%

Portfolio structure is subject to change.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 21.21 percent. On October 31, 1997, IIM traded at a 10 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 declared in September remained unchanged at $0.065 per share. Over the past 12 months the level of undistributed net investment income increased from $0.088 per share to $0.122 per share.

PORTFOLIO STRUCTURE

IIM remained fully invested in long-term municipal bonds during the period. Investments were diversified among 13 long-term sectors and 71 credits. The Trust's weighted average maturity and call protection were 21 and 6 years, respectively. To assure timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.08 per share to common share earnings. Weekly ARPS yields ranged between 2.90 and 5.125 percent. Five ARPS series totaling $155 million and representing 26 percent of net assets were outstanding.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust,

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended October 31, 1997, the Trust purchased and retired 1,882,300 shares of common stock at a weighted average market discount of 11.49 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
RESULTS OF MEETINGS (unaudited)

                                    * * *
On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

Wayne E. Hedien

   For......... 23,093,638
   Withheld  ..    681,945

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

   For........ 22,319,316
   Against  ..    464,898
   Abstain  ..    991,369

On October 24, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn

   For......... 22,803,539
   Withheld  ..    479,157

Michael E. Nugent

   For......... 22,821,178
   Withheld  ..    461,518

Philip J. Purcell

   For......... 22,805,641
   Withheld  ..    477,055

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
RESULTS OF MEETINGS (unaudited) continued

    ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

John R. Haire

   For......... 1,741
   Withheld  ..     1

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

   For........ 22,479,897
   Against  ..    161,623
   Abstain  ..    641,176

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997


 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (98.1%)
            General Obligation (7.5%)
            District of Columbia,
    $5,000   Refg Ser 1993 B (AMBAC)  .......................................  5.50 %   06/01/09     $5,244,500
     6,000   Refg Ser 1993 B (FSA) ..........................................  5.50     06/01/10      6,260,280
    10,000  Cook County, Illinois, Ser B (FGIC) .............................  5.50     11/15/22     10,034,400
     5,000  River Rouge School District, Michigan, 1993 Bldg & Site Unltd
             Tax (FSA)  .....................................................  5.625    05/01/22      5,105,350
     3,000  Vicksburg Community Schools, Michigan, 1993 Refg (MBIA) .........  5.625    05/01/20      3,048,570
     6,000  Clark County Sanitation District, Nevada, Refg 1993 (FGIC)  .....  5.70     07/01/12      6,210,900
     8,000  Washoe County, Nevada, Reno--Sparks Convention Ltd Tax
             Ser 1993 A (FGIC) ..............................................  5.75     07/01/22      8,198,400
-----------                                                                                       --------------
    43,000                                                                                           44,102,400
-----------                                                                                       --------------
            Educational Facilities Revenue (5.1%)
     4,000  Alabama State University, General Tuition & Fee Ser 1993 (MBIA)    5.70     05/01/15      4,117,400
     3,000  District of Columbia, American Association Advancement of
             Science
             Ser 1997 (AMBAC) ...............................................  5.125    01/01/27      2,883,540
     4,000  Illinois Educational Facilities Authority, DePaul University
             Refg Ser 1997 (AMBAC) ..........................................  5.50     10/01/19      4,034,600
     4,000  Indiana University, Student Fee Ser J (FGIC) ....................  5.00     08/01/18      3,811,040
    10,000  Wayne State University, Michigan, Ser 1993 (AMBAC) ..............  5.50     11/15/18     10,080,900
            Rhode Island Health & Educational Building Corporation,  ........
     2,500   Providence College Ser 1993 (MBIA) .............................  5.60     11/01/15      2,531,800
     2,500   Providence College Ser 1993 (MBIA) .............................  5.60     11/01/22      2,524,050
-----------                                                                                       --------------
    30,000                                                                                           29,983,330
-----------                                                                                       --------------
            Electric Revenue (17.9%)
    16,000  Redding, California, Ser 1993 A COPs (FGIC) .....................  5.684    06/01/19     16,219,200
            Massachusetts Municipal Wholesale Electric Company,
     6,000   1993 Ser A (AMBAC) .............................................  5.00     07/01/10      5,966,220
    10,000   1993 Ser A (AMBAC) .............................................  5.45     07/01/18      9,999,200
    20,000  North Carolina Municipal Power Agency #1, Catawba Ser 1993
             (MBIA)  ........................................................  5.60     01/01/20     20,139,000
     4,000  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)  ........................................................  5.375    01/01/25      4,065,800
    15,000  South Carolina Public Service Authority, 1993 Refg Ser A (MBIA)    5.50     07/01/21     15,069,300
     6,000  Lower Colorado River Authority, Texas, Jr Lien Refg 4th Ser
             (FSA)  .........................................................  5.625    01/01/17      6,100,980
     8,000  Texas Municipal Power Agency, Refg Ser 1993 (MBIA) ..............  5.25     09/01/12      8,043,280
    10,000  Washington Public Power Supply System, Nuclear Proj #1 Refg
             Ser 1993 A (MBIA) ..............................................  5.70     07/01/17     10,155,400
    10,000  Wisconsin Public Power Incorporated, Refg Ser 1993 A (AMBAC) ....  5.25     07/01/21      9,709,200
-----------                                                                                       --------------
   105,000                                                                                          105,467,580
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Hospital Revenue (13.9%)
   $2,100   District of Columbia, Children's Hospital Refg Ser 1992 A (FGIC)   6.25 %   07/15/10    $2,268,630
    8,000   Fulton-DeKalb Hospital Authority, Georgia, Grady Memorial
             Hospital Refg Ser 1993 (MBIA) ..................................  5.50     01/01/20     7,989,200
    4,000   Indiana Health Facilities Financing Authority, Deaconess
             Hospital Inc Refg Ser 1993 (MBIA) ..............................  5.75     03/01/15     4,100,560
    5,000   Cedar Rapids, Iowa, St Lukes-Methodist Hospital Refg Ser 1993
             (FGIC)  ........................................................  5.75     08/15/22     5,112,800
    5,000   Kentucky Economic Development Finance Authority, St Elizabeth
             Medical Center Inc Ser 1993 A (FGIC) ...........................  6.00     12/01/22     5,252,450
   12,000   Louisiana Public Facilities Authority, Our Lady of the Lake
             Regional Medical Center Ser 1993 D & E (FSA) ...................  5.90     12/03/21    12,301,320
   10,000   Maine Health & Higher Educational Facilities Authority, Ser 1993
             A (FSA)  .......................................................  5.50     07/01/23     9,931,200
    5,000   Massachusetts Health & Educational Facilities Authority, Lahey
             Clinic Medical Center Ser B (MBIA) .............................  5.625    07/01/15     5,072,600
   10,000   Michigan Hospital Finance Authority, Oakwood Hospital Refg Ser
             1993 A (FGIC) ..................................................  5.625    11/01/18    10,157,600
    5,000   Allegheny County Hospital Development Authority, Pennsylvania,
             Pittsburgh Mercy Health Ser 1996 (AMBAC) .......................  5.625    08/15/18     5,098,850
    5,000   Washington County Hospital Authority, Pennsylvania, Washington
             Hospital Ser 1993 (AMBAC) ......................................  5.625    07/01/23     5,041,350
    4,000   Chattanooga-Hamilton County Hospital Authority, Tennessee,
             Erlanger Medical Center Refg Ser 1993 (FSA) ....................  5.50     10/01/13     4,089,880
    5,500   Wisconsin Health & Educational Facilities Authority, Sisters of
             the Sorrowful Mother Health Care Ser AA (MBIA) .................  6.25     06/01/20     5,828,735
-----------                                                                                       --------------
   80,600                                                                                           82,245,175
-----------                                                                                       --------------
            Industrial Development/Pollution Control Revenue (11.8%)
    7,500   Adams County, Colorado, Public Service Co of Colorado Refg 1993
             Ser A (MBIA) ...................................................  5.875    04/01/14     7,835,175
    4,000   St Johns County Industrial Development Authority, Florida,
             Professional Golf Hall of Fame Ser 1996 (MBIA) .................  5.875    09/01/23     4,192,920
   15,000   Indiana Development Finance Authority, PSI Energy Inc Ser 1993 B
             (AMT)(MBIA) ....................................................  5.75     02/15/28    15,149,550
    4,900   Monroe County, Michigan, Detroit Edison Co Ser CC (AMT) (MBIA) ..  6.55     06/01/24     5,330,171
    5,400   Forsyth, Montana, Puget Sound Power & Light Co Ser 1993 (MBIA) ..  5.875    04/01/20     5,598,126
    5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1990 (AMT)
             (MBIA) .........................................................  6.65     06/01/17     5,455,600
            New York State Energy Research & Development Authority,
    6,000    Brooklyn Union Gas Co Ser D-1 & 2 (AMT)(MBIA)  .................  5.635    07/08/26     6,075,720
    4,000    New York State Electric & Gas Corp 1987 Ser A (AMT)(MBIA)  .....  6.15     07/01/26     4,226,360
   15,000   Brazos River Authority, Texas, Texas Utilities Electric Co Ser
             1993 A (AMT)(AMBAC) ............................................  6.05     04/01/25    15,570,000
-----------                                                                                       --------------
   66,800                                                                                           69,433,622
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Mortgage Revenue -Multi-Family (1.5%)
   $8,675   West Virginia Housing Development Fund, Ser A (AMBAC) ...........  5.65 %   11/01/21    $8,741,537
-----------                                                                                       --------------
            Mortgage Revenue -Single Family (7.6%)
    3,000   Alaska Housing Finance Corporation, Governmental 1995 Ser A
             (MBIA)  ........................................................  5.875    12/01/24     3,062,730
   16,720   Connecticut Housing Finance Authority, 1992 Ser A-2 (AMT)
             (Secondary FSA) ................................................  6.05     11/15/25    17,152,212
    1,195   Maine Housing Authority, Mortgage Purchase 1990 Ser A-6
             (AMT)(Secondary MBIA) ..........................................  6.35     11/15/22     1,245,740
   13,000   New Jersey Housing & Mortgage Finance Agency, Home Buyer 1990
             Ser F-3 (AMT)(MBIA) ............................................  5.95     04/01/25    13,192,530
   10,000   Virginia Housing Development Authority, 1992 Ser B (AMT)
             (Secondary FSA) ................................................  6.30     01/01/27    10,375,700
-----------                                                                                       --------------
   43,915                                                                                           45,028,912
-----------                                                                                       --------------
            Public Facilities Revenue (4.2%)
   10,000   California Public Works Board, Corrections Refg 1993 Ser A
             (AMBAC)  .......................................................  5.00     12/01/19     9,738,700
    5,000   Florida Department of Management Services, Pool Refg Ser 1992
             (AMBAC) ........................................................  5.40     09/01/14     5,063,400
   10,000   Marion County Convention & Recreational Facilities Authority,
             Indiana, Excise Tax Refg Ser 1993 A (AMBAC)  ...................  5.50     06/01/21    10,013,800
-----------                                                                                       --------------
   25,000                                                                                           24,815,900
-----------                                                                                       --------------
            Student Loan Revenue (3.2%)
   18,000   Pennsylvania Higher Education Assistance Agency, 1988 Ser D
             (AMT)(AMBAC) ...................................................  6.05     01/01/19    18,656,460
-----------                                                                                       --------------
            Transportation Facilities Revenue (5.0%)
    5,000   Tucson, Arizona, Street & Highway Jr Lien Refg Ser 1993 (MBIA) ..  5.50     07/01/12     5,134,800
    5,000   Chicago, Illinois, Chicago-O'Hare Int'l Airport Second Lien Refg
             1993 Ser A (AMT)(MBIA) .........................................  5.60     01/01/18     4,975,650
    3,000   Kentucky Turnpike Authority, Econ Dev Road Revitalization Refg
             Ser 1993 (AMBAC) ...............................................  5.50     07/01/11     3,077,040
   10,000   Pennsylvania Turnpike Commission, Refg Ser O 1992 (FGIC)  .......  5.50     12/01/17    10,104,600
    4,000   Salt Lake City, Utah, Airport Refg Ser 1993 B (FGIC)  ...........  5.875    12/01/18     4,101,840
    2,000   Richmond Metropolitan Authority, Virginia, Expressway 1992 Ser B
             (FGIC). ........................................................  6.25     07/15/22     2,154,440
-----------                                                                                       --------------
   29,000                                                                                           29,548,370
-----------                                                                                       --------------
            Water & Sewer Revenue (10.7%)
   15,000   Central Lake County Joint Action Water Agency, Illinois, Refg
             Ser 1993 (FGIC) ................................................  5.375    05/01/20    14,608,650
   10,000   Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky,
             Ser 1993 (MBIA) ................................................  5.30     05/15/19     9,823,400
    3,000   Detroit, Michigan, Sewage Refg Ser 1993 A (FGIC) ................  5.70     07/01/13     3,183,690
   15,000   Houston, Texas, Water & Sewer 1992 Ser C (MBIA) .................  5.75     12/01/15    15,447,900

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Seattle, Washington,
   $10,000   Sewer, Refg Ser Y (FGIC) .......................................  5.70 %   01/01/15    $10,263,900
     5,000   Sewer, Refg Ser X (FGIC) .......................................  5.50     01/01/16      5,017,200
     5,000  West Virginia Water Development Authority, Loan Program II
             Refg Ser A-11 (FSA) ............................................  5.50     11/01/23      5,016,050
-----------                                                                                       --------------
    63,000                                                                                           63,360,790
-----------                                                                                       --------------
            Other Revenue (2.7%)
     5,000  Indianapolis, Indiana, Gas Utility Ser 1994 A (AMBAC) ...........  5.875    06/01/24      5,171,550
    10,000  Rhode Island Depositors Economic Protection Corporation, Refg
             1992 Ser B (MBIA) ..............................................  6.00     08/01/17     10,484,500
-----------                                                                                       --------------
    15,000                                                                                           15,656,050
-----------                                                                                       --------------
            Refunded (7.0%)
     9,700  Metropolitan Pier & Exposition Authority, Illinois, McCormick
             Place
             Ser 1992 A (Secondary AMBAC)  ..................................  6.50     06/15/03++   10,881,945
    14,000  Regional Transportation Authority, Illinois, Ser 1993 B (FGIC) ..  5.85     06/01/03++   15,250,620
     4,360  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)(ETM) ....................................................  5.375    01/01/25      4,443,799
     5,000  Shelby County Health, Educational & Housing Facility Board,
             Tennessee, LeBonheur Children's Medical Center Inc Ser D
             (MBIA)(ETM)  ...................................................  5.50     08/15/19      5,187,150
     5,000  Loudoun County Sanitation Authority, Virginia, Refg Ser 1992
             (FGIC)  ........................................................  6.25     01/01/03++    5,439,800
-----------                                                                                       --------------
    38,060                                                                                           41,203,314
-----------                                                                                       --------------
   566,050  TOTAL MUNICIPAL BONDS (Identified Cost $556,263,731) .................................  578,243,440
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATION (0.1%)
      $800  East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989 (Demand
             11/03/97)
-----------
             (Identified Cost $800,000).....................................   3.95*%   11/01/19       $800,000
                                                                                                  --------------
  $566,850  TOTAL INVESTMENTS (Identified Cost $557,063,731) (a) .....................     98.2%    579,043,440
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................       1.8     10,685,002
                                                                                      ----------- --------------
            NET ASSETS ...............................................................    100.0%   $589,728,442
                                                                                      =========== ==============


------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
ETM          Escrowed to maturity.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $21,980,509 and the aggregate gross unrealized depreciation is $800, resulting in net unrealized appreciation of $21,979,709.

Bond Insurance:
AMBAC        AMBAC Indemnity Corporation.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

                      Geographic Summary of Investments
               Based on Market Value as a Percent of Net Assets
                                 October 31, 1997


Alabama                 0.7%
Alaska                  0.5
Arizona                 0.9
California              4.4
Colorado                1.3
Connecticut             2.9
District of Columbia    2.8
Florida                 1.6
Georgia                 1.4
Illinois               10.1
Indiana                 6.5
Iowa                    0.9%
Kentucky                3.1
Louisiana               2.2
Maine                   1.9
Massachusetts           3.6
Michigan                6.3
Montana                 1.0
Nevada                  3.4
New Jersey              2.2
New York                1.7
North Carolina          3.4
Pennsylvania            6.6%
Rhode Island            2.6
South Carolina          4.0
Tennessee               1.6
Texas                   7.7
Utah                    0.7
Virginia                3.0
Washington              4.3
West Virginia           2.3
Wisconsin               2.6
                      ------
Total                  98.2%
                      ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $557,063,731) .........    $579,043,440
Cash ....................................         494,138
Interest receivable .....................      10,705,574
Deferred organizational expenses  .......           2,324
Prepaid expenses ........................         317,778
                                          ---------------
  TOTAL ASSETS ..........................     590,563,254
                                          ---------------
LIABILITIES:
Payable for:
  Dividends to preferred shareholders  ..         357,739
  Investment management fee .............         197,390
  Common shares of beneficial interest
   repurchased ..........................         162,891
Accrued expenses ........................         116,792
                                          ---------------
  TOTAL LIABILITIES .....................         834,812
                                          ---------------
  NET ASSETS ............................    $589,728,442
                                          ===============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 3,100
 shares outstanding) ....................    $155,000,000
                                          ---------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01
 par value, 29,583,513 shares
 outstanding) ...........................     424,126,552
Net unrealized appreciation .............      21,979,709
Accumulated undistributed net investment
 income .................................       3,604,430
Accumulated net realized loss ...........     (14,982,249)
                                          ---------------
  NET ASSETS APPLICABLE TO COMMON
   SHAREHOLDERS .........................     434,728,442
                                          ---------------
  TOTAL NET ASSETS ......................    $589,728,442
                                          ===============
NET ASSET VALUE PER COMMON SHARE
 ($434,728,442 divided by 29,583,513
 common shares outstanding) .............    $      14.69
                                          ===============

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME .........................    $ 33,057,122
                                          ---------------
EXPENSES
Investment management fee ...............       2,044,850
Auction commission fees .................         414,790
Transfer agent fees and expenses  .......         122,166
Professional fees .......................         102,412
Shareholder reports and notices  ........          46,866
Auction agent fees ......................          41,194
Registration fees .......................          33,707
Custodian fees ..........................          27,225
Trustees' fees and expenses .............          19,531
Organizational expenses .................           7,192
Other ...................................          48,852
                                          ---------------
  TOTAL EXPENSES ........................       2,908,785
Less: expense offset ....................         (27,077)
                                          ---------------
  NET EXPENSES ..........................       2,881,708
                                          ---------------
  NET INVESTMENT INCOME .................      30,175,414
                                          ---------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .......................         228,854
Net change in unrealized appreciation          21,025,515
                                          ---------------
  NET GAIN ..............................      21,254,369
                                          ---------------
NET INCREASE ............................     $51,429,783
                                          ===============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE YEAR      FOR THE YEAR
                                                         ENDED            ENDED
                                                   OCTOBER 31, 1997  OCTOBER 31, 1996
-------------------------------------------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ............................   $ 30,175,414      $ 31,410,887
Net realized gain (loss) .........................        228,854          (620,558)
Net change in unrealized appreciation ............     21,025,515           440,974
                                                   ---------------- ----------------
  NET INCREASE ...................................     51,429,783        31,231,303
                                                   ---------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ........................................     (5,619,615)       (5,551,293)
Common ...........................................    (23,735,459)      (24,369,679)
                                                   ---------------- ----------------
  TOTAL ..........................................    (29,355,074)      (29,920,972)
                                                   ---------------- ----------------
Decrease from transactions in common shares of
 beneficial interest .............................    (23,362,060)      (23,133,162)
                                                   ---------------- ----------------
  NET DECREASE ...................................     (1,287,351)      (21,822,831)
NET ASSETS:
Beginning of period ..............................    591,015,793       612,838,624
                                                   ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $3,604,430 and $2,784,090, respectively) ....   $589,728,442      $591,015,793
                                                   ================ ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $12,182,125 and $35,637,698, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $3,800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,237. At October 31, 1997, the Trust had an accrued pension liability of $30,224 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                      AMOUNT IN              RESET        RANGE OF
 SERIES    SHARES*    THOUSANDS*   RATE*      DATE    DIVIDEND RATES**
--------  --------- ------------  ------- ----------  ----------------
    1         400      $20,000      3.50%   11/03/97  3.50% -3.90%
    2         900       45,000      3.80    09/08/98  2.90  -4.05
    3       1,000       50,000      3.84    07/13/98  3.24  -4.20
    4         400       20,000      3.69    11/03/97  3.40  -3.90
    5         400       20,000      3.67    11/03/97  3.00  -5.125

------------
*      As of October 31, 1997.
**     For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.40% to 3.84%, respectively, in the aggregate amount of $815,102.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                                        EXCESS OF
                                                                              SHARES      PAR VALUE     PAR VALUE
                                                                          ------------- -----------  --------------
Balance, October 31, 1995 ...............................................   33,455,313    $334,553    $470,287,221
Treasury shares purchased and retired (weighted average discount
 14.91%)*................................................................   (1,989,500)    (19,895)    (23,113,267)
                                                                          ------------- -----------  --------------
Balance, October 31, 1996 ...............................................   31,465,813     314,658     447,173,954
Treasury shares purchased and retired (weighted average discount
 11.49%)*................................................................   (1,882,300)    (18,823)    (23,343,237)
                                                                          ------------- -----------  --------------
Balance, October 31, 1997 ...............................................   29,583,513    $295,835    $423,830,717
                                                                          ============= ===========  ==============

------------
*     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1997, the Trust utilized approximately $229,000 of its net capital loss carryover.

At October 31, 1997, the Trust had a net capital loss carryover of approximately $14,982,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


   AMOUNT IN THOUSANDS
--------------------------
  2002     2003     2004
--------  -------- ------
$9,949     $4,412    $621
========  ======== ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:


    AMOUNT            RECORD                PAYABLE
   PER SHARE           DATE                  DATE
-------------  -------------------- ---------------------
    $0.065       November 7, 1997      November 21, 1997
    $0.065       December 5, 1997      December 19, 1997

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                            FOR THE YEAR ENDED OCTOBER 31**
                                                                     ---------------------------------------------
                                                                        1997        1996       1995        1994
-------------------------------------------------------------------  ---------- ----------  ---------- ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................   $13.86     $ 13.69     $11.41     $ 14.95
                                                                     ---------- ----------  ---------- ----------
Net investment income ..............................................     1.00        0.97       0.96        1.10
Net realized and unrealized gain (loss) ............................     0.70       (0.01)      2.22       (3.53)
                                                                     ---------- ----------  ---------- ----------
Total from investment operations ...................................     1.70        0.96       3.18       (2.43)
                                                                     ---------- ----------  ---------- ----------
Less dividends from:
 Net investment income .............................................    (0.78)      (0.75)     (0.80)      (0.90)
 Common share equivalent of dividends paid to preferred
  shareholders .....................................................    (0.19)      (0.17)     (0.16)      (0.21)
                                                                     ---------- ----------  ---------- ----------
Total dividends ....................................................    (0.97)      (0.92)     (0.96)      (1.11)
                                                                     ---------- ----------  ---------- ----------
Anti-dilutive effect of acquiring treasury shares ..................     0.10        0.13       0.06        0.01
                                                                     ---------- ----------  ---------- ----------
Offering costs charged against capital .............................     --          --         --         (0.01)
                                                                     ---------- ----------  ---------- ----------
Net asset value, end of period .....................................   $14.69     $ 13.86     $13.69     $ 11.41
                                                                     ========== ==========  ========== ==========
Market value, end of period ........................................   $13.25     $11.625     $11.50     $10.375
                                                                     ========== ==========  ========== ==========
TOTAL INVESTMENT RETURN+ ...........................................    21.21%       7.81%     19.11%     (25.81)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .....................................................     0.68%(3)    0.68%(3)   0.71%(3)    0.80%
Net investment income before preferred stock dividends  ............     7.04%       7.06%      7.51%       8.23%
Preferred stock dividends ..........................................     1.31%       1.25%      1.38%       1.55%
Net investment income available to common shareholders  ............     5.73%       5.81%      6.13%       6.68%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............................ $589,728    $591,016   $612,839    $592,759
Asset coverage on preferred shares at end of period ................      380%        381%       395%        304%
Portfolio turnover rate ............................................        2%          1%         1%          7%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                       FOR THE PERIOD
                                                                     FEBRUARY 26, 1993*
                                                                           THROUGH
                                                                     OCTOBER 31, 1993**
                                                                     ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............................       $14.06
                                                                     ------------------
Net investment income ..............................................         0.63
Net realized and unrealized gain (loss) ............................         0.96
                                                                     ------------------
Total from investment operations ...................................         1.59
                                                                     ------------------
Less dividends from:
 Net investment income .............................................        (0.45)
 Common share equivalent of dividends paid to preferred
  shareholders .....................................................        (0.11)
                                                                     ------------------
Total dividends ....................................................        (0.56)
                                                                     ------------------
Anti-dilutive effect of acquiring treasury shares ..................         --
                                                                     ------------------
Offering costs charged against capital .............................        (0.14)
                                                                     ------------------
Net asset value, end of period .....................................       $14.95
                                                                     ==================
Market value, end of period ........................................       $15.00
                                                                     ==================
TOTAL INVESTMENT RETURN+ ...........................................         3.05%(1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .....................................................         0.63%(2)
Net investment income before preferred stock dividends  ............         6.49%(2)
Preferred stock dividends ..........................................         1.14%(2)
Net investment income available to common shareholders  ............         5.35%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............................     $783,879
Asset coverage on preferred shares at end of period ................          313%
Portfolio turnover rate ............................................            3%(1)

------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Income Trust (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 26, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 1997

-------------------------------------------------------------------------------
                     1997 FEDERAL TAX NOTICE (unaudited)

         For the year ended October 31, 1997, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

INTERCAPITAL INSURED MUNICIPAL INCOME TRUST


ANNUAL REPORT
OCTOBER 31, 1997